UBS Investment Bank

Fixed Bid Stratification

Available; No PIF's; JF15 AUG1 7/27; '; '

Pool Summary	COUNT	UPB	%
Conforming	22	$4,284,534.00	2.92%
Non-Conforming	268	142,198,321.00	97.08
Total:	290	$146,482,855.00	100.00%

Adjusted Balance:  $146,482,854.87

Data as of Date:  2004-08-01

GROSS WAC:  5.2333%

NET WAC:  4.982%

% SF/PUD:  91.57%

% FULL/ALT:  75.06%

% CASHOUT:  21.57%

% PURCHASE:  20.97%

% INVESTOR:  0.00%

% BUYDOWN:  0.00%

% LTV > 80 NO MI:  0.00%

WA LTV:  56.28%

% FICO > 679:  90.81%

% NO FICO:  0.41%

WA FICO:  737

% FIRST LIEN:  100.00%

% PREPAY PENALTY:  0.00%

CALIFORNIA %:  39.28%

Latest Maturity Date:  20190801

Loans with Prepay Penalties:  0.00%

Product Type	COUNT	UPB	%
15 YR FXD	290	$146,482,855.00	100.00%
Total:	290	$146,482,855.00	100.00%

Original Balance	COUNT	UPB	%
$100,000.01 - $150,000.00	4	$507,190.00	0.34%
$150,000.01 - $200,000.00	8	1,395,540.00	0.93
$200,000.01 - $250,000.00	7	1,612,670.00	1.07
$250,000.01 - $300,000.00	2	565,309.00	0.38
$300,000.01 - $350,000.00	7	2,396,100.00	1.59
$350,000.01 - $400,000.00	51	19,308,295.00	12.82
$400,000.01 - $450,000.00	45	19,282,763.00	12.80
$450,000.01 - $500,000.00	45	21,714,127.00	14.42
$500,000.01 - $550,000.00	28	14,818,770.00	9.84
$550,000.01 - $600,000.00	17	9,806,965.00	6.51
$600,000.01 - $650,000.00	25	15,792,350.00	10.48
$650,000.01 - $700,000.00	15	10,264,500.00	6.81
$700,000.01 - $750,000.00	8	5,896,483.00	3.91
$750,000.01 - $800,000.00	1	770,000.00	0.51
$800,000.01 - $850,000.00	3	2,519,000.00	1.67
$850,000.01 - $900,000.00	8	7,081,000.00	4.70
$900,000.01 - $950,000.00	1	950,000.00	0.63
$950,000.01 - $1,000,000.00	12	11,862,500.00	7.88
$1,000,000.01 >=	3	4,075,000.00	2.71
Total:	290	$150,618,562.00	100.00%
Minimum: $107,440.00
Maximum: $1,425,000.00
Average: $519,374.35

Unpaid Balance	COUNT	UPB	%
$50,000.01 - $100,000.00	1	$107,440.00	0.07%
$100,000.01 - $150,000.00	4	559,241.00	0.37
$150,000.01 - $200,000.00	7	1,232,412.00	0.82
$200,000.01 - $250,000.00	7	1,609,118.00	1.07
$250,000.01 - $300,000.00	2	565,309.00	0.38
$300,000.01 - $350,000.00	17	6,047,356.00	4.03
$350,000.01 - $400,000.00	46	17,632,904.00	11.75
$400,000.01 - $450,000.00	50	21,814,191.00	14.54
$450,000.01 - $500,000.00	43	21,138,315.00	14.09
$500,000.01 - $550,000.00	24	12,859,058.00	8.57
$550,000.01 - $600,000.00	20	11,779,493.00	7.85
$600,000.01 - $650,000.00	25	16,191,406.00	10.79
$650,000.01 - $700,000.00	10	6,952,085.00	4.63
$700,000.01 - $750,000.00	6	4,382,867.00	2.92
$750,000.01 - $800,000.00	1	767,179.00	0.51
$800,000.01 - $850,000.00	3	2,506,678.00	1.67
$850,000.01 - $900,000.00	9	8,008,557.00	5.34
$900,000.01 - $950,000.00	5	4,901,000.00	3.27
$950,000.01 - $1,000,000.00	7	6,909,753.00	4.61
$1,000,000.01 >=	3	4,049,303.00	2.70
Total:	290	$150,013,666.00	100.00%
Minimum: $107,440.00
Maximum: $1,419,668.69
Average: $517,288.50

Gross Rate	COUNT	UPB	%
4.251% - 4.500%	1	$433,500.00	0.30%
4.501% - 4.750%	38	20,515,047.00	14.01
4.751% - 5.000%	64	32,381,075.00	22.11
5.001% - 5.250%	83	43,653,690.00	29.80
5.251% - 5.500%	41	19,856,637.00	13.56
5.501% - 5.750%	37	18,513,790.00	12.64
5.751% - 6.000%	19	8,198,879.00	5.60
6.001% - 6.250%	6	2,508,642.00	1.71
6.251% - 6.500%	1	421,595.00	0.29
Total:	290	$146,482,855.00	100.00%
Minimum: 4.500%
Maximum: 6.375%
Weighted Average: 5.233%

Net Rate	COUNT	UPB	%
4.001% - 4.250%	1	$433,500.00	0.30%
4.251% - 4.500%	38	20,515,047.00	14.01
4.501% - 4.750%	64	32,381,075.00	22.11
4.751% - 5.000%	82	43,300,481.00	29.56
5.001% - 5.250%	42	20,209,846.00	13.80
5.251% - 5.500%	37	18,513,790.00	12.64
5.501% - 5.750%	19	8,198,879.00	5.60
5.751% - 6.000%	6	2,508,642.00	1.71
6.001% - 6.250%	1	421,595.00	0.29
Total:	290	$146,482,855.00	100.00%
Minimum: 4.250%
Maximum: 6.125%
Weighted Average: 4.982%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Jul 27, 2004 14:14	Page 1 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; No PIF's; JF15 AUG1 7/27; '; '

Original Term to Maturity	COUNT	UPB	%
121 - 180	290	$146,482,855.00	100.00%
Total:	290	$146,482,855.00	100.00%
Minimum: 156
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 - 180	290	$146,482,855.00	100.00%
Total:	290	$146,482,855.00	100.00%
Minimum: 153
Maximum: 180
Weighted Average: 178

Seasoning	COUNT	UPB	%
<= 0	76	$37,028,960.00	25.28%
1 - 1	107	53,192,014.00	36.31
2 - 2	60	32,776,319.00	22.38
3 - 3	31	15,502,085.00	10.58
4 - 4	10	4,891,509.00	3.34
6 - 6	2	1,579,455.00	1.08
7 - 12	4	1,512,514.00	1.03
Total:	290	$146,482,855.00	100.00%
Minimum: 0
Maximum: 12
Weighted Average: 1

FICO Scores	COUNT	UPB	%
0 - 0	1	$593,594.00	0.41%
620 - 629	3	1,626,408.00	1.11
630 - 639	3	1,622,272.00	1.11
640 - 649	5	2,449,788.00	1.67
650 - 659	3	1,387,696.00	0.95
660 - 669	8	3,399,757.00	2.32
670 - 679	5	2,377,171.00	1.62
680 - 689	13	7,791,121.00	5.32
690 - 699	15	6,187,524.00	4.22
700 - 709	17	9,215,908.00	6.29
710 - 719	16	9,412,218.00	6.43
720 - 729	22	12,250,622.00	8.36
730 - 739	25	12,741,549.00	8.70
740 - 749	21	10,216,691.00	6.97
750 - 759	19	9,261,634.00	6.32
760 - 769	37	18,037,915.00	12.31
770 - 779	29	15,871,270.00	10.83
780 - 789	26	11,227,642.00	7.66
790 - 799	20	9,888,791.00	6.75
800 - 809	2	923,284.00	0.63
Total:	290	$146,482,855.00	100.00%
Minimum: 0
Maximum: 806
Weighted Average: 737

Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$382,322.00	0.26%
15.001% - 20.000%	3	1,613,126.00	1.10
20.001% - 25.000%	5	2,805,238.00	1.92
25.001% - 30.000%	11	4,610,562.00	3.15
30.001% - 35.000%	15	9,050,510.00	6.18
35.001% - 40.000%	17	7,984,940.00	5.45
40.001% - 45.000%	18	8,131,295.00	5.55
45.001% - 50.000%	39	20,877,285.00	14.25
50.001% - 55.000%	30	16,500,040.00	11.26
55.001% - 60.000%	20	10,033,713.00	6.85
60.001% - 65.000%	27	14,304,237.00	9.77
65.001% - 70.000%	21	10,245,647.00	6.99
70.001% - 75.000%	38	18,716,625.00	12.78
75.001% - 80.000%	44	20,871,064.00	14.25
90.001% - 95.000%	1	356,250.00	0.24
Total:	290	$146,482,855.00	100.00%
Minimum: 13.46%
Maximum: 95.00%
Weighted Average: 56.28%

Combined Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$382,322.00	0.26%
15.001% - 20.000%	2	1,279,632.00	0.87
20.001% - 25.000%	3	1,910,487.00	1.30
25.001% - 30.000%	10	4,209,563.00	2.87
30.001% - 35.000%	14	8,576,905.00	5.86
35.001% - 40.000%	13	6,081,128.00	4.15
40.001% - 45.000%	19	8,464,789.00	5.78
45.001% - 50.000%	37	20,047,589.00	13.69
50.001% - 55.000%	28	14,948,696.00	10.21
55.001% - 60.000%	17	8,596,994.00	5.87
60.001% - 65.000%	29	15,575,097.00	10.63
65.001% - 70.000%	22	10,733,197.00	7.33
70.001% - 75.000%	38	18,182,525.00	12.41
75.001% - 80.000%	39	18,797,121.00	12.83
80.001% - 85.000%	4	1,876,071.00	1.28
85.001% - 90.000%	10	5,287,427.00	3.61
90.001% - 95.000%	4	1,533,313.00	1.05
Total:	290	$146,482,855.00	100.00%
Minimum: 13.46%
Maximum: 95.00%
Weighted Average: 58.53%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Jul 27, 2004 14:14	Page 2 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; No PIF's; JF15 AUG1 7/27; '; '

DTI	COUNT	UPB	%
<= 0.000%	120	$60,177,417.00	41.08%
6.001% - 11.000%	8	3,975,925.00	2.71
11.001% - 16.000%	12	5,762,401.00	3.93
16.001% - 21.000%	18	8,971,800.00	6.12
21.001% - 26.000%	23	13,503,630.00	9.22
26.001% - 31.000%	22	10,431,926.00	7.12
31.001% - 36.000%	27	14,388,982.00	9.82
36.001% - 41.000%	33	14,535,576.00	9.92
41.001% - 46.000%	19	10,288,200.00	7.02
46.001% - 51.000%	7	3,912,897.00	2.67
51.001% - 56.000%	1	534,100.00	0.36
Total:	290	$146,482,855.00	100.00%
Minimum: 0.000%
Maximum: 52.860%
Weighted Average: 30.353%

Geographic Concentration	COUNT	UPB	%
California	113	$57,544,040.00	39.28%
New York	22	12,583,347.00	8.59
Florida	20	10,109,183.00	6.90
Georgia	17	9,917,122.00	6.77
North Carolina	17	8,770,188.00	5.99
Virginia	13	5,516,181.00	3.77
Texas	12	4,457,045.00	3.04
Connecticut	6	3,689,478.00	2.52
Ohio	6	3,241,685.00	2.21
Illinois	5	2,788,910.00	1.90
Colorado	5	2,788,189.00	1.90
Washington	3	2,322,600.00	1.59
Indiana	5	2,297,565.00	1.57
South Carolina	3	2,057,252.00	1.40
Arizona	4	1,982,916.00	1.35
Maryland	6	1,976,848.00	1.35
Minnesota	4	1,720,926.00	1.17
Michigan	4	1,660,953.00	1.13
New Jersey	4	1,504,456.00	1.03
Massachusetts	3	1,468,383.00	1.00
Pennsylvania	3	1,410,378.00	0.96
District Of Columbia	3	1,216,851.00	0.83
Delaware	2	993,920.00	0.68
Utah	2	957,320.00	0.65
Nevada	2	957,110.00	0.65
Rhode Island	1	600,000.00	0.41
Arkansas	1	502,272.00	0.34
New Mexico	1	479,222.00	0.33
Missouri	1	474,875.00	0.32
New Hampshire	1	346,998.00	0.24
Vermont	1	146,642.00	0.10
Total:	290	$146,482,855.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	177	$88,938,815.00	60.72%
South CA	73	39,569,945.00	27.01
North CA	40	17,974,095.00	12.27
Total:	290	$146,482,855.00	100.00%

Zip Code Concentration	COUNT	UPB	%
91108	3	$1,999,194.00	1.36%
90265	2	1,909,166.00	1.30
98499	2	1,788,500.00	1.22
94941	3	1,485,675.00	1.01
90266	3	1,451,333.00	0.99
Other	277	137,848,986.00	94.11
Total:	290	$146,482,855.00	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	155	$79,225,512.00	54.09%
Cash Out Refi	67	31,599,343.00	21.57
Purchase	59	30,724,326.00	20.97
Construction to Perm	9	4,933,674.00	3.37
Total:	290	$146,482,855.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	223	$114,883,512.00	78.43%
Yes	67	31,599,343.00	21.57
Total:	290	$146,482,855.00	100.00%

Document Type	COUNT	UPB	%
Full	173	$94,059,061.00	64.21%
Alternate	35	15,888,837.00	10.85
Streamline	29	13,260,234.00	9.05
Stated Income Full Asset	25	11,351,882.00	7.75
Stated Doc	11	4,627,289.00	3.16
No Income Verified	6	2,608,190.00	1.78
Express	5	2,233,095.00	1.52
Income Only	4	1,628,382.00	1.11
Employment Verification Only	1	419,440.00	0.29
Limited Income Full Asset	1	406,444.00	0.28
Total:	290	$146,482,855.00	100.00%

Property Type	COUNT	UPB	%
Single Family	242	$121,282,610.00	82.80%
Pud	25	12,139,884.00	8.29
Low Rise Condo (2-4 floors)	12	5,555,502.00	3.79
Coop	5	3,609,319.00	2.46
Condomimium	2	1,621,520.00	1.11
Two Family	2	889,187.00	0.61
Pud Detached	1	715,000.00	0.49
High Rise Condo (gt 8 floors)	1	669,833.00	0.46
Total:	290	$146,482,855.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	268	$133,817,323.00	91.35%
Second Home	22	12,665,532.00	8.65
Total:	290	$146,482,855.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Jul 27, 2004 14:14	Page 3 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; No PIF's; JF15 AUG1 7/27; '; '

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	290	$146,482,855.00	100.00%
Total:	290	$146,482,855.00	100.00%
wa Term: 0.000

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	290	$146,482,855.00	100.00%
Total:	290	$146,482,855.00	100.00%

Lien Position	COUNT	UPB	%
1	290	$146,482,855.00	100.00%
Total:	290	$146,482,855.00	100.00%

Mortgage Ins.	COUNT	UPB	%
United Guaranty	1	$356,250.00	0.24%
LTV <=80	289	146,126,605.00	99.76
Total:	290	$146,482,855.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Jul 27, 2004 14:14	Page 4 of 4